UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2006

AmeriVest Properties Inc.

(Exact name of small business issuer as specified in its charter)

Maryland	1-14462	84-1240264
(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer Identification
incorporation or organization)		No.)

1780 South Bellaire Street, Suite 100, Denver, Colorado 80222

(Address of principal executive offices)

(303) 297-1800

(Registrant’s telephone number)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 7.01  REGULATION FD DISCLOSURE.

On November 16, 2006, the letter attached hereto as Exhibit 99.1, which is incorporated into this Item by reference, was sent to the shareholders of record of AmeriVest Properties Inc. as of November 10, 2006.

ITEM 8.01  OTHER EVENTS.

On November 13, 2006, AmeriVest received a written notice from Koll/PER, LLC of its intention to extend the loan assumption period through December 15, 2006, pursuant to the terms of the Purchase and Sale Agreement, dated July 17, 2006, between AmeriVest and Koll/PER, LLC.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d)                                 Exhibits.

Exhibit 99.1                                    Letter to Shareholders, dated November 13, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERIVEST PROPERTIES INC.

Dated: November 15, 2006
	By:	/s/ Sheri D. Henry
Sheri D. Henry
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Letter to Shareholders, dated November 13, 2006